Exhibit 99.2

Covidien Ltd.

For the Quarter Ended December 29, 2006

Statement of Income

(dollars in millions)

	As previously reported	Discontinued operations (1)	Adjusted for discontinued operations
Net sales	$2,451	$323	$2,128
Cost of products sold	1,286	274	1,012

Gross profit	1,165	49	1,116

Selling, general and administrative expenses	580	24	556
Research and development expenses	63	3	60
In-process research and development charge	8	—	8
Restructuring charges	17	1	16

Operating income	497	21	476

Interest expense	40	—	40
Interest income	(9)	—	(9)

Income from continuing operations before income taxes	466	21	445

Income taxes	124	11	113

Income from continuing operations	342	10	332

Loss (income) from discontinued operations, net of income taxes	4	10	(6)

Net income	$338	$—	$338

Basic and diluted earnings per share:
Income from continuing operations	$0.69		$0.67
Loss (income) from discontinued operations	0.01		(0.01)
Net income	0.68		0.68

Weighted-average number of shares outstanding: (2)
Basic and diluted	497		497

(1)

Net sales and operating income have been adjusted for the discontinued operations of our Retail Products segment, our Specialty Chemicals business within the Pharmaceutical Products segment and our European Incontinence Products business within the Medical Supplies segment.

(2)

For the quarter ended December 29, 2006, the common shares outstanding immediately following the Separation were used to calculate basic and diluted earnings per share because no common shares, share options or restricted shares of Covidien were outstanding on or before June 29, 2007.

Covidien Ltd.

Non-GAAP Reconciliation

Quarter Ended December 29, 2006

(dollars in millions, except per share data)

	Quarter Ended December 29, 2006
	Operating income	Income from continuing operations before income taxes	Income from continuing operations	Diluted earnings per share from continuing operations
GAAP	$476	$445	$332	$0.67
Adjustments:
In-process research and development charge (1)	8	8	8	0.02
Restructuring charges (2)	16	16	10	0.02
Tax matters	—	—	(5)	(0.01)

As adjusted	$500	$469	$345	0.69

(1)	Our Medical Devices segment recorded an in-process research and development charge of $8 million in connection with the acquisition of the remaining outstanding shares of Airox S.A.
(2)	Restructuring charges of $16 million related primarily to severance costs within our Medical Devices segment.

Covidien Ltd.

For the Quarter Ended March 30, 2007

Statement of Income

(dollars in millions)

	As previously reported	Discontinued operations (1)	Adjusted for discontinued operations
Net sales	$2,539	$339	$2,200
Cost of products sold	1,356	287	1,069

Gross profit	1,183	52	1,131

Selling, general and administrative expenses	598	18	580
Research and development expenses	66	3	63
Restructuring charges	4	—	4

Operating income	515	31	484

Interest expense	39	—	39
Interest income	(10)	—	(10)
Other income	(6)	—	(6)

Income from continuing operations before income taxes	492	31	461

Income taxes	98	14	84

Income from continuing operations	394	17	377

Income from discontinued operations, net of income taxes	—	17	(17)

Net income	$394	$—	$394

Basic and diluted earnings per share:
Income from continuing operations	$0.79		$0.76
Income from discontinued operations	—		(0.03)
Net income	0.79		0.79

Weighted-average number of shares outstanding: (2)
Basic and diluted	497		497

(1)

Net sales and operating income have been adjusted for the discontinued operations of our Retail Products segment, our Specialty Chemicals business within the Pharmaceutical Products segment and our European Incontinence Products business within the Medical Supplies segment.

(2)

For the quarter ended December 29, 2006, the common shares outstanding immediately following the Separation were used to calculate basic and diluted earnings per share because no common shares, share options or restricted shares of Covidien were outstanding on or before June 29, 2007.

Covidien Ltd.

Non-GAAP Reconciliation

Quarter Ended March 30, 2007

(dollars in millions, except per share data)

	Quarter Ended March 30, 2007
	Operating income	Income from continuing operations before income taxes	Income from continuing operations	Diluted earnings per share from continuing operations
GAAP	$484	$461	$377	$0.76
Adjustments:
Restructuring charges (1)	4	4	3	0.01
Tax matters (2)	—	—	(42)	(0.08)

As adjusted	$488	$465	$338	0.68

(1)	Restructuring charges of $4 million related primarily to severance costs within our Medical Devices segment.
(2)	Our tax rate was favorably impacted by $42 million, primarily due to the release of deferred tax valuation allowances related to changes in non-U.S. tax law.

Covidien Ltd.

For the Quarter Ended June 29, 2007

Statement of Operations

(dollars in millions)

	As previously reported	Discontinued operations (1)	Adjusted for discontinued operations
Net sales	$2,579	$310	$2,269
Cost of products sold	1,337	252	1,085

Gross profit	1,242	58	1,184

Selling, general and administrative expenses	662	23	639
Research and development expenses	68	4	64
In-process research and development charge	30	—	30
Class action settlement, net of insurance recovery	1,207	—	1,207
Restructuring charges	5	—	5

Operating loss	(730)	31	(761)

Interest expense	46	—	46
Interest income	(9)	(1)	(8)
Other expense	156	—	156

Loss from continuing operations before income taxes	(923)	32	(955)

Income taxes	184	4	180

Loss from continuing operations	(1,107)	28	(1,135)

Loss (income) from discontinued operations, net of income taxes	1	28	(27)

Net loss	$(1,108)	$—	$(1,108)

Basic and diluted loss per share:
Loss from continuing operations	$(2.23)		$(2.29)
Loss (income) from discontinued operations	—		(0.06)
Net loss	(2.23)		(2.23)

Weighted-average number of shares outstanding: (2)
Basic and diluted	497		497

(1)

Net sales and operating income have been adjusted for the discontinued operations of our Retail Products segment, our Specialty Chemicals business within the Pharmaceutical Products segment and our European Incontinence Products business within the Medical Supplies segment.

(2)

For the quarter ended December 29, 2006, the common shares outstanding immediately following the Separation were used to calculate basic and diluted earnings per share because no common shares, share options or restricted shares of Covidien were outstanding on or before June 29, 2007.

Covidien Ltd.

Non-GAAP Reconciliation

Quarter Ended June 29, 2007

(dollars in millions, except per share data)

	Quarter Ended June 29, 2007
	Operating (loss) income	(Loss) income from continuing operations before income taxes	(Loss) income from continuing operations	Diluted (loss) earnings per share from continuing operations
GAAP	$(761)	$(955)	$(1,135)	$(2.29)
Adjustments:
In-process research and development charge (1)	30	30	22	0.04
Class action settlement, net of insurance recovery (2)	1,207	1,207	1,207	2.43
Restructuring charges (3)	5	5	3	0.01
Loss on the early extinguishment of debt (4)	—	155	152	0.31
Tax matters (5)	—	—	68	0.14

As adjusted	$481	$442	$317	0.64

(1)	Our Medical Devices segment recorded an in-process research and development charge of $30 million in connection with the acquisition of intellectual property from Sorbx, LLC.
(2)

We were allocated a net charge of $1,207 million from Tyco International for our portion of Tyco International's class action settlement. This amount is comprised of our portion of the class action settlement of $1,249 million, net of our portion of the related insurance recovery of $42 million.

(3)	Restructuring charges of $5 million related primarily to severance costs within our Medical Devices segment.
(4)	Other expense includes a loss on the early extinguishment of debt of $155 million, of which $146 million was allocated to us by Tyco International.
(5)	Our tax rate was negatively impacted by $68 million for certain tax costs incurred in connection with our separation from Tyco International and other adjustments to legacy income tax liabilities.

Covidien Ltd.

For the Quarter Ended September 28, 2007

Statement of Income

(dollars in millions)

	As previously reported	Discontinued operations (1)	Adjusted for discontinued operations
Net sales	$2,601	$303	$2,298
Cost of products sold	1,354	247	1,107

Gross profit	1,247	56	1,191

Selling, general and administrative expenses	697	26	671
Research and development expenses	77	4	73
Class action settlement insurance recovery	(5)	—	(5)
Impairments of long-lived assets	290	256	34
Restructuring and other charges, net	32	—	32

Operating income	156	(230)	386

Interest expense	63	—	63
Interest income	(8)	—	(8)
Other income	(15)	—	(15)

Income from continuing operations before income taxes	116	(230)	346

Income taxes	82	(3)	85

Income from continuing operations	34	(227)	261

Loss from discontinued operations, net of income taxes	—	(227)	227

Net income	$34	$—	$34

Basic earnings per share:
Income from continuing operations	$0.07		$0.53
Loss from discontinued operations	—		0.46
Net income	0.07		0.07

Diluted earnings per share:
Income from continuing operations	$0.07		$0.52
Loss from discontinued operations	—		0.46
Net income	0.07		0.07

Weighted-average number of shares outstanding:
Basic	497		497
Diluted	500		500

(1)

Net sales and operating income have been adjusted for the discontinued operations of our Retail Products segment, our Specialty Chemicals business within the Pharmaceutical Products segment and our European Incontinence Products business within the Medical Supplies segment.

Covidien Ltd.

Non-GAAP Reconciliation

Quarter Ended September 28, 2007

(dollars in millions, except per share data)

	Quarter Ended September 28, 2007
	Operating income	Income from continuing operations before income taxes	Income from continuing operations	Diluted earnings per share from continuing operations
GAAP	$386	$346	$261	$0.52
Adjustments:
Class action settlement insurance recovery	(5)	(5)	(5)	(0.01)
Impairments of long-lived assets (1)	34	34	21	0.04
Restructuring and other charges, net (2)	32	32	21	0.04
Tax matters (3)	—	—	13	0.03

As adjusted	$447	$407	$311	0.62

(1)	Impairments of long-lived assets of $34 million related primarily to the $33 million write-off of a non-amortizable trademark within our Imaging Solutions segment.
(2)	Restructuring charges of $32 million related primarily to severance costs and asset impairment charges within our Medical Devices segment.
(3)	Our tax rate was negatively impacted by $13 million, primarily due to adjustments to legacy income tax liabilities.

Covidien Ltd.

For the Fiscal Year Ended September 28, 2007

Statement of Operations

(dollars in millions)

	As previously reported	Discontinued operations (1)	Adjusted for discontinued operations
Net sales	$10,170	$1,275	$8,895
Cost of products sold	5,333	1,060	4,273

Gross profit	4,837	215	4,622

Selling, general and administrative expenses	2,537	91	2,446
Research and development expenses	274	14	260
In-process research and development charges	38	—	38
Class action settlement, net of insurance recoveries	1,202	—	1,202
Impairments of long-lived assets	290	256	34
Restructuring and other charges, net	58	1	57

Operating income	438	(147)	585

Interest expense	188	—	188
Interest income	(36)	(1)	(35)
Other expense, net	135	—	135

Income from continuing operations before income taxes	151	(146)	297

Income taxes	488	26	462

Loss from continuing operations	(337)	(172)	(165)

Loss from discontinued operations, net of income taxes	5	(172)	177

Net loss	$(342)	$—	$(342)

Basic loss per share:
Loss from continuing operations	$(0.68)		$(0.33)
Loss from discontinued operations	0.01		0.36
Net loss	(0.69)		(0.69)

Diluted loss per share:
Loss from continuing operations	$(0.68)		$(0.33)
Loss from discontinued operations	0.01		0.36
Net loss	(0.69)		(0.69)

Weighted-average number of shares outstanding:
Basic	497		497
Diluted	497		497

(1)

Net sales and operating income have been adjusted for the discontinued operations of our Retail Products segment, our Specialty Chemicals business within the Pharmaceutical Products segment and our European Incontinence Products business within the Medical Supplies segment.

Covidien Ltd.

Non-GAAP Reconciliation

Fiscal Year Ended September 28, 2007

(dollars in millions, except per share data)

	Fiscal Year Ended September 28, 2007
	Operating income	Income from continuing operations before income taxes	(Loss) income from continuing operations	Diluted (loss) earnings per share from continuing operations
GAAP	$585	$297	$(165)	$(0.33)
Adjustments:
In-process research and development charges (1)	38	38	30	0.06
Class action settlement, net of insurance recoveries (2)	1,202	1,202	1,202	2.42
Impairments of long-lived assets (3)	34	34	21	0.04
Restructuring and other charges, net (4)	57	57	37	0.07
Loss on the early extinguishment of debt (5)	—	155	152	0.31
Tax matters (6)	—	—	34	0.07
Impact of non-GAAP dilutive shares (7)	—	—	—	(0.02)

As adjusted	$1,916	$1,783	$1,311	2.63

(1)

Our Medical Devices segment recorded an in-process research and development charge of $30 million in connection with the acquisition of intellectual property from Sorbx, LLC. and $8 million in connection with the acquisition of the remaining outstanding shares of Airox S.A.

(2)

We were allocated a net charge of $1,202 million from Tyco International for our portion of Tyco International's class action settlement. This amount is comprised of our portion of the class action settlement of $1,249 million, net of our portion of the related insurance recoveries of $47 million.

(3)	Impairments of long-lived assets of $34 million related primarily to the $33 million write off of a non-amortizable trademark within our Imaging Solutions segment.
(4)	Restructuring charges of $57 million related primarily to severance costs and asset impairment charges within our Medical Devices segment.
(5)	Other expense includes a loss on the early extinguishment of debt of $155 million, of which $146 million was allocated to us by Tyco International.
(6)

Our tax rate was negatively impacted by $34 million, which consists of certain tax costs incurred in connection with our separation from Tyco International and other adjustments to legacy income tax liabilities, partially offset by the release of deferred tax valuation allowances related to changes in non-U.S. tax law.

(7)

We had 497 million GAAP basic and diluted weighted-average shares outstanding for fiscal 2007. There are no dilutive shares outstanding for fiscal 2007 as we have a GAAP loss from continuing operations and an increase in weighted-average shares outstanding would have an anti-dilutive effect. For our adjusted income from continuing operations we had an incremental dilutive effect of 3 million shares or diluted weighted-average shares outstanding of 500 million shares. The impact of the non-GAAP dilutive shares was a decrease of $0.02 per share.

Covidien Ltd.

For the Quarter Ended December 29, 2006

Segment Sales and Operating Income

(dollars in millions)

	As previously reported	Segment realignment	Discontinued operations	As adjusted
Net sales: (1)
Medical Devices	$1,459	$(33)	$—	$1,426
Imaging Solutions	224	32	—	256
Pharmaceutical Products	326	—	101	225
Medical Supplies	246	1	26	221
Retail Products	196	—	196	—

	$2,451	$—	$323	$2,128

Operating income: (1)
Medical Devices	$424	$(3)	$—	$421
Imaging Solutions	36	3	—	39
Pharmaceutical Products	90	—	13	77
Medical Supplies	35	—	(1)	36
Retail Products	10	—	10	—
Corporate	(98)	—	(1)	(97)

	$497	$—	$21	$476

(1)

Net sales and operating income have been adjusted for the discontinued operations of our Retail Products segment, our Specialty Chemicals business within the Pharmaceutical Products segment and our European Incontinence Products business within the Medical Supplies segment. In addition, net sales and operating income reflect the reclassification of operations formerly managed by our Medical Devices segment that related to the sale and production of Radiopharmaceuticals and Contrast Products now managed by our Imaging Solutions segment.

Covidien Ltd.

For the Quarter Ended March 30, 2007

Segment Sales and Operating Income

(dollars in millions)

	As previously reported	Segment realignment	Discontinued operations	As adjusted
Net sales: (1)
Medical Devices	$1,511	$(31)	$—	$1,480
Imaging Solutions	228	31	—	259
Pharmaceutical Products	344	—	105	239
Medical Supplies	250	—	28	222
Retail Products	206	—	206	—

	$2,539	$—	$339	$2,200

Operating income: (1)
Medical Devices	$443	$(3)	$—	$440
Imaging Solutions	29	3	—	32
Pharmaceutical Products	90	—	15	75
Medical Supplies	36	—	—	36
Retail Products	18	—	18	—
Corporate	(101)	—	(2)	(99)

	$515	$—	$31	$484

(1)

Net sales and operating income have been adjusted for the discontinued operations of our Retail Products segment, our Specialty Chemicals business within the Pharmaceutical Products segment and our European Incontinence Products business within the Medical Supplies segment. In addition, net sales and operating income reflect the reclassification of operations formerly managed by our Medical Devices segment that related to the sale and production of Radiopharmaceuticals and Contrast Products now managed by our Imaging Solutions segment.

Covidien Ltd.

For the Quarter Ended June 29, 2007

Segment Sales and Operating Income

(dollars in millions)

	As previously reported	Segment realignment	Discontinued operations	As adjusted
Net sales: (1)
Medical Devices	$1,583	$(34)	$—	$1,549
Imaging Solutions	238	33	—	271
Pharmaceutical Products	333	—	105	228
Medical Supplies	247	1	27	221
Retail Products	178	—	178	—

	$2,579	$—	$310	$2,269

Operating income: (1)
Medical Devices	$438	$(2)	$—	$436
Imaging Solutions	29	3	—	32
Pharmaceutical Products	91	—	17	74
Medical Supplies	39	(1)	(1)	39
Retail Products	17	—	17	—
Corporate	(1,344)	—	(2)	(1,342)

	$(730)	$—	$31	$(761)

(1)

Net sales and operating income have been adjusted for the discontinued operations of our Retail Products segment, our Specialty Chemicals business within the Pharmaceutical Products segment and our European Incontinence Products business within the Medical Supplies segment. In addition, net sales and operating income reflect the reclassification of operations formerly managed by our Medical Devices segment that related to the sale and production of Radiopharmaceuticals and Contrast Products now managed by our Imaging Solutions segment.

Covidien Ltd.

For the Quarter Ended September 28, 2007

Segment Sales and Operating Income

(dollars in millions)

	As previously reported	Segment realignment	Discontinued operations	As adjusted
Net sales: (1)
Medical Devices	$1,608	$(40)	$—	$1,568
Imaging Solutions	252	39	—	291
Pharmaceutical Products	327	—	111	216
Medical Supplies	250	1	28	223
Retail Products	164	—	164	—

	$2,601	$—	$303	$2,298

Operating income: (1)
Medical Devices	$426	$(4)	$—	$422
Imaging Solutions	(7)	4	—	(3)
Pharmaceutical Products	68	—	13	55
Medical Supplies	34	—	—	34
Retail Products	(240)	—	(240)	—
Corporate	(125)	—	(3)	(122)

	$156	$—	$(230)	$386

(1)

Net sales and operating income have been adjusted for the discontinued operations of our Retail Products segment, our Specialty Chemicals business within the Pharmaceutical Products segment and our European Incontinence Products business within the Medical Supplies segment. In addition, net sales and operating income reflect the reclassification of operations formerly managed by our Medical Devices segment that related to the sale and production of Radiopharmaceuticals and Contrast Products now managed by our Imaging Solutions segment.

Covidien Ltd.

For the Fiscal Year Ended September 28, 2007

Segment Sales and Operating Income

(dollars in millions)

	As previously reported	Segment realignment	Discontinued operations	As adjusted
Net sales: (1)
Medical Devices	$6,161	$(138)	$—	$6,023
Imaging Solutions	942	135	—	1,077
Pharmaceutical Products	1,330	—	422	908
Medical Supplies	993	3	109	887
Retail Products	744	—	744	—

	$10,170	$—	$1,275	$8,895

Operating income: (1)
Medical Devices	$1,731	$(12)	$—	$1,719
Imaging Solutions	87	13	—	100
Pharmaceutical Products	339	—	58	281
Medical Supplies	144	(1)	(2)	145
Retail Products	(195)	—	(195)	—
Corporate	(1,668)	—	(8)	(1,660)

	$438	$—	$(147)	$585

(1)

Net sales and operating income have been adjusted for the discontinued operations of our Retail Products segment, our Specialty Chemicals business within the Pharmaceutical Products segment and our European Incontinence Products business within the Medical Supplies segment. In addition, net sales and operating income reflect the reclassification of operations formerly managed by our Medical Devices segment that related to the sale and production of Radiopharmaceuticals and Contrast Products now managed by our Imaging Solutions segment.

Covidien Ltd.

Select Product Line Sales

Quarters Ended December 29, 2007, March 30, 2007, June 29, 2007 and

September 28, 2007 and Fiscal Year Ended September 28, 2007

(dollars in millions)

	Quarters Ended				Fiscal Year Ended
	December 29, 2006	March 30, 2007	June 29, 2007	September 28, 2007	September 28, 2007
Medical Devices: (1)
Endomechanical	$442	$457	$480	$479	$1,858
Soft Tissue Repair	118	119	129	128	494
Energy	148	154	165	171	638
Oximetry and Monitoring	143	152	152	150	597
Airway and Ventilation	176	192	196	202	766
Vascular	117	114	124	127	482
SharpSafety	112	113	117	119	461
Clinical Care	90	91	94	97	372

Imaging Solutions: (1)
Radiopharmaceuticals	$118	$119	$123	$127	$487
Contrast	138	140	148	164	590

(1)

Net sales reflect the reclassification of operations formerly managed by our Medical Devices segment that related to the sale and production of radiopharmaceuticals and contrast products now managed by our Imaging Solutions segment.